THE HUNTINGTON FUNDS

SUPPLEMENT TO PROSPECTUS DATED APRIL 30, 2013

HUNTINGTON ROTATING MARKETS FUND

CLASS A SHARES

INSTITUTIONAL SHARES

SUPPLEMENT DATE: FEBRUARY 7, 2014

At a meeting of the Board of Trustees (the “Board”) of The Huntington Funds (the “Trust”) held on January 30, 2014, the Board considered and approved the recommendation of Huntington Asset Advisors, Inc. (the “Advisor”) to dissolve and liquidate the Huntington Rotating Markets Fund (the “Fund”). Accordingly, the Advisor will prepare a Plan of Liquidation (the “Plan”) for execution by the Trust. In connection with the decision to dissolve and liquidate the Fund, the Fund is closed to new and subsequent investments effective as of the close of business February 28, 2014.

The Fund will be dissolved and liquidated on or about March 28, 2014 (the “Liquidation Date”). If you still hold shares of the Fund on the Liquidation Date, your shares will automatically be redeemed and the proceeds remitted to you (via check or wire) based upon the instructions listed on your account.

If you participate in a Systematic Withdrawal Plan, automatic withdrawals will no longer be made from your Fund account after the liquidation date.

As shareholders redeem shares of the Fund between the date of this supplement and the Liquidation Date, the Fund may not be able to continue to invest its assets in accordance with its stated investment policies. Accordingly, the Fund may deviate from its stated investment policies during the period between the date of this supplement and the Liquidation Date.

The sale or liquidation of your shares will generally be a taxable event. You should consult your personal tax advisor concerning your particular tax situation.

You may obtain additional information by calling The Huntington Funds at 800-253-0412.